Exhibit 20.1

CNH Equipment Trust 2001-A

$135,750,000 Class A-1  4.035% Asset Backed Notes due May 15, 2002

$273,000,000 Class A-2  4.162% Asset Backed Notes due September 15, 2004

$212,000,000 Class A-3  4.580% Asset Backed Notes due November 15, 2005

$220,750,000 Class A-4  5.380% Asset Backed Notes due August 15, 2007

  $38,250,000 Class B  5.730% Asset Backed Notes due May 15, 2008

  $20,250,000  5.730% Asset Backed Certificates

Please contact Kim Jeske at 262-636-6644 with any questions regarding this report or e-mail abs@cnh.com.  For additional information consult http://investors.cnh.com.

		101050	101051	5101050	5101051	101053	5101053	101054	5101054	101055	5101055
Cutoff Date		12/31/2004
Date Added		4/30/2001	4/30/2001	4/30/2001	4/30/2001	5/31/2001	5/31/2001	6/30/2001	6/30/2001	7/30/2001	7/30/2001
Pool	Period	Pool 1	Pool 2	Pool 3	Pool 4	Pool 5	Pool 6	Pool 7	Pool 8	Pool 9	Pool 10
Scheduled Cashflows	0	390,174.79	1,352,203.32	389,713.41	1,122,684.72	272,916.75	382,333.94	274,487.50	458,763.24	215,881.39	61,153.15
	1	287,401.59	1,857,442.53	265,953.02	1,561,719.05	291,770.03	385,173.02	257,700.98	439,563.76	123,891.61	83,848.45
	2	375,219.14	2,230,706.65	285,601.54	1,479,096.93	320,917.24	447,666.53	261,784.85	424,772.37	133,782.17	101,285.57
	3	848,464.90	1,624,989.66	761,432.87	1,164,580.54	365,444.34	407,975.00	252,136.81	467,337.54	403,942.19	175,805.42
	4	1,649,366.06	613,871.05	811,069.39	475,180.16	1,164,622.03	1,238,422.23	366,926.82	444,867.37	235,912.79	89,508.28
	5	223,889.43	448,927.37	200,284.96	635,001.98	1,634,054.75	1,312,129.95	776,348.84	1,171,816.03	138,439.37	69,143.34
	6	172,918.40	482,660.04	193,333.48	530,951.59	226,748.29	313,543.41	1,593,948.10	1,529,518.16	433,254.30	317,889.60
	7	145,498.10	480,010.99	186,768.59	550,349.12	207,127.86	321,529.22	278,911.67	328,195.53	419,773.00	180,518.25
	8	174,307.01	489,054.61	186,983.62	583,225.56	204,518.58	303,397.71	203,989.86	342,330.29	86,239.07	52,706.65
	9	182,235.59	534,674.96	210,871.74	512,942.36	220,615.03	282,737.65	234,564.57	406,954.13	153,634.31	53,663.53
	10	188,896.93	451,162.49	233,174.81	598,466.72	230,053.35	405,582.13	238,924.16	333,594.77	78,118.62	55,124.81
	11	150,660.83	649,223.97	200,664.55	815,724.25	244,524.00	392,195.90	206,305.20	475,636.55	91,482.21	89,570.46
	12	226,939.15	1,304,054.41	191,068.78	975,917.62	334,929.49	375,746.86	300,032.96	502,418.23	151,653.84	103,714.03
	13	178,195.33	1,301,130.00	173,700.06	961,084.18	210,976.18	288,913.74	160,972.60	371,291.93	74,947.25	66,977.17
	14	165,353.13	1,056,154.09	187,231.14	757,949.93	197,863.78	293,488.09	174,445.96	300,814.89	113,752.86	75,500.91
	15	476,856.45	647,718.54	481,502.65	518,833.85	194,331.30	266,769.69	149,858.19	332,052.61	354,702.18	147,037.84
	16	833,276.51	207,038.14	466,140.37	39,428.59	680,206.46	836,404.01	246,780.22	290,268.09	191,876.09	57,033.71
	17	64,279.98	21,320.26	23,414.54	133,723.06	861,046.53	826,819.26	457,657.21	789,159.84	79,415.86	54,573.63
	18	6,456.29	20,615.41	23,833.22	48,937.70	56,773.27	39,463.89	918,447.47	962,225.57	331,864.09	225,791.59
	19	12,788.84	48,204.22	11,636.24	52,984.35	20,117.30	48,875.53	117,352.25	34,982.79	287,834.26	89,662.91
	20	28,717.32	1,623.67	18,429.71	113,570.45	20,921.11	39,174.96	33,955.74	38,020.82	1,982.71	13,077.45
	21	2,371.41	22,538.41	14,062.49	27,487.57	14,721.18	26,683.00	52,013.84	33,213.51	72,028.01	11,977.32
	22	6,179.20	1,623.67	44,439.94	74,380.11	16,525.60	42,878.02	3,828.91	23,981.07	1,982.71	14,518.69
	23	23,925.37	1,623.67	8,997.84	80,142.91	32,605.23	42,458.61	53,951.22	94,768.24	7,399.24	9,708.16
	24	8,614.59	41,797.68	8,997.84	87,876.08	5,945.92	64,789.33	41,238.88	70,932.50	0.00	11,440.81
	25	2,371.41	29,686.87	8,888.86	89,883.57	1,503.23	27,943.73	24,604.79	57,520.73	0.00	9,176.66
	26	2,371.41	31,963.21	8,656.41	17,430.81	1,503.23	24,968.42	567.32	20,748.97	0.00	2,234.35
	27	30,641.43	8,629.61	16,046.03	14,892.25	1,503.23	24,450.94	128.94	31,099.32	0.00	2,234.35
	28	14,143.46	0.00	35,723.10	738.83	1,503.23	28,805.97	0.00	18,225.11	0.00	2,234.35
	29	0.00	0.00	429.22	32,691.85	18,384.95	42,007.63	11,480.66	52,111.75	0.00	1,958.70
	30	0.00	0.00	431.52	587.25	0.00	714.53	10,453.60	120,902.19	0.00	50,154.63
	31	0.00	13,950.83	205.88	6,059.03	0.00	8,319.15	0.00	0.00	0.00	1,273.65
	32	0.00	0.00	11,720.41	0.00	0.00	217.42	0.00	0.00	0.00	0.00
	33	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	34	0.00	0.00	30,150.24	4,052.70	0.00	0.00	0.00	0.00	0.00	0.00
	35	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	37	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	38	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	39	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	40	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	41	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	42	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	43	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	44	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	45	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	47	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	49	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	51	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	52	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	53	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	54	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	55	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	56	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	57	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	58	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	59	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	61	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	62	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	63	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	64	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	65	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	66	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	67	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	68	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	69	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	71	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	72	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	73	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	74	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	76	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	77	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	78	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Amount of Scheduled Cashflow	Total	6,872,514.05	15,974,600.33	5,691,558.47	14,068,575.67	8,054,673.47	9,542,579.47	7,703,800.12	10,968,087.90	4,183,790.13	2,280,498.42
Discount Rate		8.351%	8.351%	8.351%	8.351%	7.404%	7.404%	7.266%	7.266%	7.844%	7.844%
Beginning Contract Value		7,042,397.68	17,446,684.82	5,909,989.34	14,919,072.28	8,205,472.38	9,785,406.00	8,042,577.83	11,077,395.65	4,227,096.26	2,301,410.86
Scheduled Contract Value Decline		694,605.74	3,038,498.97	689,692.06	2,429,955.84	683,659.32	855,080.23	707,471.18	989,306.71	350,656.35	164,032.56
Unscheduled Contract Value Decline		(178,086.04)	(843,402.21)	(165,890.98)	(883,760.69)	(128,065.90)	(103,750.74)	54,956.65	(259,750.92)	(58,037.16)	2,614.87
Additional Contract Value Added		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending Contract Value		6,525,877.98	15,251,588.05	5,386,188.26	13,372,877.13	7,649,878.96	9,034,076.50	7,280,150.00	10,347,839.86	3,934,477.07	2,134,763.42

CNH Equipment Trust 2001-A

$135,750,000 Class A-1  4.035% Asset Backed Notes due May 15, 2002

$273,000,000 Class A-2  4.162% Asset Backed Notes due September 15, 2004

$212,000,000 Class A-3  4.580% Asset Backed Notes due November 15, 2005

$220,750,000 Class A-4  5.380% Asset Backed Notes due August 15, 2007

  $38,250,000 Class B  5.730% Asset Backed Notes due May 15, 2008

  $20,250,000  5.730% Asset Backed Certificates

Settlement Date
Scheduled Payment Date	6/15/2001	1/15/2005
Actual Payment Date	6/15/2001	1/18/2005
Collection Period Begin Date		12/1/2004
Collection Period End Date		12/31/2004
Days in accrual period (30/360)		30
Days in accrual period (act/360)		34
1 month LIBOR Rate		0.0000%

Collateral Summary
Wtd. Average Discount Rate		7.881%
Beginning Contract Value		88,957,503.10
Scheduled Contract Value Decline		10,602,958.96
Unscheduled Contract Value Decline		(2,563,173.10)
Additional Contract Value Purchased		0.00
Ending Contract Value		80,917,717.24

Beginning Pre-funding Account Balance		0.00
Ending Pre-funding Account Balance		0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)		88,957,503.10
Total Ending Balance (Pool Balance + Pre-funding Account Balance)		80,917,717.24

Collateral Performance
Scheduled Amounts 30 - 59 days past due		$526,408.46	0.65%
Scheduled Amounts 60 days or more past due		$1,588,837.29	1.96%
Net Losses on Liquidated Receivables		$175,705.46	0.22%
Cumulative Net Losses		$9,349,803.18
Number of Loans at Beginning of Period		10,736
Number of Loans at End of Period		10,056
Repossessed Equipment not Sold or Reassigned (Beginning)		$378,798.64
Repossessed Equipment not Sold or Reassigned (End)		$414,009.26

Collections and Reinvestment Income
Receipts During the period		$8,509,085.25

Warranty Repurchases
Contracts deferred beyond Final Scheduled Maturity Date		$0.00
Government obligors		$0.00
Total Warranty Repurchases		$0.00

Total Collections For The Period		$8,509,085.25

Reinvestment Income (excluding Pre-funding Account)		$48,761.07
Reinvestment Income on Pre-funding Account)		$0.00

Net Swap Receipts		0.00
Net Swap Termination Payments due Trust from the Swap CounterParty		$0.00

Total Collections + Reinvestment Income For The Period - Swap Receipt		$8,557,846.32

Swap Termination Payments due to Swap CounterParty		$0.00
Prior Swap Termination Payment Shortfall		$0.00
Total Swap Termination Payment due to Swap CounterParty		$0.00

CNH Equipment Trust 2001-A

$135,750,000 Class A-1  4.035% Asset Backed Notes due May 15, 2002

$273,000,000 Class A-2  4.162% Asset Backed Notes due September 15, 2004

$212,000,000 Class A-3  4.580% Asset Backed Notes due November 15, 2005

$220,750,000 Class A-4  5.380% Asset Backed Notes due August 15, 2007

  $38,250,000 Class B  5.730% Asset Backed Notes due May 15, 2008

  $20,250,000  5.730% Asset Backed Certificates

Actual Payment Date	1/18/2005

Caclulation of Distributable Amounts

Current Servicing Fee Due			1.000%	$74,131.25
Past Due Servicing Fee				$79,858.95
Total Servicing Fee Due				$153,990.20

Current Administration Fee Due			$500.00	$166.67
Past Due Administration Fee				$0.00
Total Administration Fee Due				$166.67

Total Principal Balance of Notes and Certificates (Beginning of Period)				$88,957,503.10
A-1 notes Beginning Principal balance				$0.00
A-2 notes Beginning Principal balance				$0.00
A-3 notes Beginning Principal balance				$0.00
A-4 notes Beginning Principal balance				$64,926,809.22
B notes Beginning Principal balance				$3,780,693.88
Certificate Beginning Principal balance				$20,250,000.00

A-1 notes Current Interest Due	4.035%	act/360		$0.00

Class A-2 Current Interest Due
1 Month LIBOR Rate				0.00000%
Spread for Note				0.11000%
Floating Rate Yield				0.11000%	ACT/360

Class A-2 Current Interest Due				$0.00

Class A-2 Swap float Rate receipt due				$0.00
Class A-2 Swap fixed Rate payment due	4.162%	30/360		$0.00

Class A-2 Net Swap receipt				0.00
Class A-2 Past due Net Swap payment				0.00
Interest on Class A-2 Past due Net Swap payment				0.00
Class A-2 Net Swap payment				0.00

Class A-3 Current Interest Due
1 Month LIBOR Rate				0.00000%
Spread for Note				0.17000%
Floating Rate Yield				0.17000%	ACT/360

Class A-3 Current Interest Due				$0.00

Class A-3 Swap float Rate receipt due				$0.00
Class A-3 Swap fixed Rate payment due	4.580%	30/360		$0.00

Class A-3 Net Swap receipt				0.00
Class A-3 Past due Net Swap payment				0.00
Interest on Class A-3 Past due Net Swap payment				0.00
Class A-3 Net Swap payment				0.00

Net Swap Payments Due				0.00

A-4 notes Current Interest Due	5.380%	30/360		$291,088.53
B notes Current Interest Due	5.730%	30/360		$18,052.81
Certificate Current Interest Due	5.730%	30/360		$96,693.75

A-1 notes Past Due Interest				$0.00
A-2 notes Past Due Interest				$0.00
A-3 notes Past Due Interest				$0.00
A-4 notes Past Due Interest				$0.00
B notes Past Due Interest				$0.00
Certificate Past Due Interest				$96,693.75

A-1 notes Interest Due on Past Due Interest				$0.00
A-2 notes Interest Due on Past Due Interest				$0.00
A-3 notes Interest Due on Past Due Interest				$0.00
A-4 notes Interest Due on Past Due Interest				$0.00
B notes Interest Due on Past Due Interest				$0.00
Certificate Interest Due on Past Due Interest				$461.71

A-1 notes Total Interest Due				$0.00
A-2 notes Total Interest Due				$0.00
A-3 notes Total Interest Due				$0.00
A-4 notes Total Interest Due				$291,088.53
B notes Total Interest Due				$18,052.81
Certificate Total Interest Due				$193,849.21

A-1 notes Principal Due				$0.00
A-2 notes Principal Due				$0.00
A-3 notes Principal Due				$0.00
A-4 notes Principal Due				$7,698,094.97
Class B notes Principal Due				$341,690.89
Certificate Principal Due				$0.00

Total notes Interest Due				$309,141.34
Total notes Principal Due				$8,039,785.86
Net Swap/Termination Payment Due				$0.00
Total notes Distributable Amount				$8,348,927.20

CNH Equipment Trust 2001-A

$135,750,000 Class A-1  4.035% Asset Backed Notes due May 15, 2002

$273,000,000 Class A-2  4.162% Asset Backed Notes due September 15, 2004

$212,000,000 Class A-3  4.580% Asset Backed Notes due November 15, 2005

$220,750,000 Class A-4  5.380% Asset Backed Notes due August 15, 2007

  $38,250,000 Class B  5.730% Asset Backed Notes due May 15, 2008

  $20,250,000  5.730% Asset Backed Certificates

Actual Payment Date	1/18/2005

Cash Available for Distribution
Total Collections + Reinvestment Income For The Period	$8,557,846.32

Beginning Negitive Carry Account	$0.00
Deposits from Negitive Carry Account to Distribution Account	$0.00

Beginning Spread Account Balance	$17,933,013.81
Additional Deposit to Spread Account from Pre-funding	$0.00
Deposits from Spread Account to Distribution Account	$0.00

Beginning Principal Supplement Account	$0.00
Deposits from Principal Supplement Account to Distribution Account	$0.00

Total Cash Available	$8,557,846.32

		Available Cash
Cash Allocation (Cashflow Waterfall)
Is CNH the servicier	yes
Servicing Fee Paid (If CNH is not the servicer)	$0.00
Servicing Fee Shortfall	$0.00
		$8,557,846.32
Administration Fee Paid	$166.67
Administration Fee Shortfall	$0.00
		$8,557,679.65
Net Swap Payment Paid	$0.00
Net Swap Payment Shortfall	$0.00

Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$8,557,679.65

Cash Available to Pay Note Interest	$8,557,679.65
Cash Available to Pay Termination Payment	$0.00

Class A-1 notes Interest Paid	$0.00
Class A-2 notes Interest Paid	$0.00
Class A-3 notes Interest Paid	$0.00
Class A-4 notes Interest Paid	$291,088.53
		$8,266,591.12
Class A-1 notes Interest Shortfall	$0.00
Class A-2 notes Interest Shortfall	$0.00
Class A-3 notes Interest Shortfall	$0.00
Class A-4 notes Interest Shortfall	$0.00

Swap Termination Payment Paid	$0.00
Swap Termination Payment Shortfall	$0.00
		$8,266,591.12
Class B notes Interest Paid	$18,052.81
Class B notes Interest Shortfall	$0.00
		$8,248,538.31
Class A-1 notes Principal Paid	$0.00
Class A-2 notes Principal Paid	$0.00
Class A-3 notes Principal Paid	$0.00
Class A-4 notes Principal Paid	$7,698,094.97
Class B notes Principal Paid	$341,690.89
		$208,752.45
Deposits to Spread Account	$67,031.69
		$141,720.76
Certificate Interest Paid	$141,720.76
Certificate Interest Shortfall	$52,128.45
		$0.00
Certificate Principal Paid	$0.00
		$0.00
Total Principal Balance of Notes and Certificates (End of Period)	$80,917,717.24
A-1 notes Ending Principal balance	$0.00
A-2 notes Ending Principal balance	$0.00
A-3 notes Ending Principal balance	$0.00
A-4 notes Ending Principal balance	$57,228,714.25
B notes Ending Principal balance	$3,439,002.99
Certificate Ending Principal balance	$20,250,000.00

Servicing Fee Paid (If CNH is the servicer)	$0.00
Servicing Fee Shortfall	$153,990.20
Release to Seller as Excess	$0.00	$0.00

CNH Equipment Trust 2001-A

$135,750,000 Class A-1 4.035% Asset Backed Notes due May 15, 2002

$273,000,000 Class A-2 4.162% Asset Backed Notes due September 15, 2004

$212,000,000 Class A-3 4.580% Asset Backed Notes due November 15, 2005

$220,750,000 Class A-4 5.380% Asset Backed Notes due August 15, 2007

  $38,250,000 Class B 5.730% Asset Backed Notes due May 15, 2008

  $20,250,000 5.730% Asset Backed Certificates

Actual Payment Date	1/18/2005

				Amount	Factor	Per/$1000
Summary and Factors
Total Principal Balance of Notes and Certificates (Beginning of Period)				$88,957,503.10	0.0988417	$98.84
A-1 notes Beginning Principal balance				$0.00	0.0000000	$0.00
A-2 notes Beginning Principal balance				$0.00	0.0000000	$0.00
A-3 notes Beginning Principal balance				$0.00	0.0000000	$0.00
A-4 notes Beginning Principal balance				$64,926,809.22	0.2941192	$294.12
B notes Beginning Principal balance				$3,780,693.88	0.0988417	$98.84
Certificate Beginning Principal balance				$20,250,000.00	1.0000000	$1,000.00

Total Principal Balance of Notes and Certificates (End of Period)				$80,917,717.24	0.0899086	$89.91
A-1 notes Ending Principal balance	4.035%	$135,750,000.00		$0.00	0.0000000	$0.00
A-2 notes Ending Principal balance	4.162%	$273,000,000.00		$0.00	0.0000000	$0.00
A-3 notes Ending Principal balance	4.580%	$212,000,000.00		$0.00	0.0000000	$0.00
A-4 notes Ending Principal balance	5.380%	$220,750,000.00	93.50%	$57,228,714.25	0.2592467	$259.25
B notes Ending Principal balance	5.730%	$38,250,000.00	4.25%	$3,439,002.99	0.0899086	$89.91
Certificate Ending Principal balance	5.730%	$20,250,000.00	2.25%	$20,250,000.00	1.0000000	$1,000.00

Class A-1 notes Interest Paid				$0.00	0.0000000	$0.00
Class A-2 notes Interest Paid				$0.00	0.0000000	$0.00
Class A-3 notes Interest Paid				$0.00	0.0000000	$0.00
Class A-4 notes Interest Paid				$291,088.53	0.0013186	$1.32
Class B notes Interest Paid				$18,052.81	0.0004720	$0.47
Certificate Interest Paid				$141,720.76	0.0069986	$7.00

Class A-1 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A21 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-3 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-4 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class B notes Interest Shortfall				$0.00	0.0000000	$0.00
Certificate Interest Shortfall				$52,128.45	0.0025742	$2.57

Class A-1 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-2 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-3 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-4 notes Principal Paid				$7,698,094.97	0.0348725	$34.87
Class B notes Principal Paid				$341,690.89	0.0089331	$8.93
Certificate Principal Paid				$0.00	0.0000000	$0.00

Negitive Carry Account
Negitive Carry		5/22/2001		2.174%
Negitive Carry Days Remaining		11/15/2001		0
Required Negitive Carry Account				$0.00
Beginning Negitive Carry Account				$0.00
Negitive Carry Account Withdrawls to Distribution Account				$0.00
Negitive Carry Released to Seller				$0.00
Ending Negitive Carry Account Balance				$0.00

Spread Account
Required Spread Account Balance		2.00%		$18,000,045.50
Beginning Spread Account Balance				$17,933,013.81
Additional Deposit to Spread Account from Pre-funding				$0.00
Spread Account Withdrawls to Distribution Account				$0.00
Spread Account Deposits from Excess Cash				$67,031.69
Spread Account Released to Seller				$0.00
Ending Spread Account Balance				$18,000,045.50

Principal Supplement Account
Required Principal Supplement Account Balance				$0.00
Beginning Principal Supplement Account Balance				$0.00
Additional Deposit to Principal Supplement Account from Pre-funding				$0.00
Principal Supplement Account Withdrawls to Distribution Account				$0.00
Principal Supplement Account Released to Seller				$0.00
Ending Principal Supplement Account				$0.00

Pre-funding Account
Beginning Pre-funding Account Balance				$0.00
New Contract Value Purchased				$0.00
Deposits to Spread Account				$0.00
Deposits to Principal Supplement Account				$0.00
Ending Pre-funding Account Balance				$0.00
Release to seller				$0.00

Total Release to Seller				$166.67